Exhibit 99.1
ANNEX A
The Trust Student Loan Pool as of January 31, 2022

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 120 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of January 31, 2022, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,936,015 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 1 borrower has more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.  See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

2003-4
A-1

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$353,938,865
Aggregate Outstanding Principal Balance – Treasury Bill	$50,812,427
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.36%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$303,126,438
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.64%
Number of Borrowers	9,772
Average Outstanding Principal Balance Per Borrower	$36,220
Number of Loans	17,296
Average Outstanding Principal Balance Per Loan – Treasury Bill	$40,456
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$18,898
Weighted Average Remaining Term to Scheduled Maturity	178 months
Weighted Average Annual Interest Rate	6.24%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.
2003-4
A-2

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	333	3,692,306	1.0
3.51% to 4.00%	717	12,582,961	3.6
4.01% to 4.50%	3,203	40,997,440	11.6
4.51% to 5.00%	4,945	77,036,719	21.8
5.01% to 5.50%	916	17,371,930	4.9
5.51% to 6.00%	769	15,674,336	4.4
6.01% to 6.50%	1,255	24,979,833	7.1
6.51% to 7.00%	2,104	49,299,467	13.9
7.01% to 7.50%	485	11,916,845	3.4
7.51% to 8.00%	1,021	33,632,477	9.5
8.01% to 8.50%	1,173	44,110,751	12.5
Equal to or greater than 8.51%	375	22,643,800	6.4

Total	17,296	$353,938,865	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.
2003-4
A-3

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	1,484	$3,361,660	0.9%
$5,000.00-$ 9,999.99	1,243	9,174,226	2.6
$10,000.00-$14,999.99	1,077	13,373,275	3.8
$15,000.00-$19,999.99	936	16,358,111	4.6
$20,000.00-$24,999.99	723	16,156,483	4.6
$25,000.00-$29,999.99	596	16,359,779	4.6
$30,000.00-$34,999.99	492	15,901,984	4.5
$35,000.00-$39,999.99	480	17,925,856	5.1
$40,000.00-$44,999.99	364	15,414,701	4.4
$45,000.00-$49,999.99	320	15,175,531	4.3
$50,000.00-$54,999.99	241	12,633,236	3.6
$55,000.00-$59,999.99	213	12,221,202	3.5
$60,000.00-$64,999.99	171	10,660,087	3.0
$65,000.00-$69,999.99	149	10,035,437	2.8
$70,000.00-$74,999.99	117	8,486,630	2.4
$75,000.00-$79,999.99	111	8,585,789	2.4
$80,000.00-$84,999.99	97	7,981,586	2.3
$85,000.00-$89,999.99	88	7,722,061	2.2
$90,000.00-$94,999.99	89	8,242,196	2.3
$95,000.00-$99,999.99	60	5,855,050	1.7
$100,000.00 and above	721	122,313,984	34.6

Total	9,772	$353,938,865	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	16,645	$332,211,324	93.9%
31-60 days	251	7,794,055	2.2
61-90 days	112	4,102,742	1.2
91-120 days	76	1,963,050	0.6
121-150 days	35	945,595	0.3
151-180 days	31	1,106,917	0.3
181-210 days	42	1,704,840	0.5
Greater than 210 days	104	4,110,342	1.2

Total	17,296	$353,938,865	100.0%

2003-4
A-4

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	64	$28,186	*
4 to 12	712	614,065	0.2%
13 to 24	891	1,860,958	0.5
25 to 36	809	3,200,195	0.9
37 to 48	733	4,675,975	1.3
49 to 60	684	4,790,232	1.4
61 to 72	1,908	13,827,097	3.9
73 to 84	1,084	10,765,149	3.0
85 to 96	782	9,630,154	2.7
97 to 108	746	10,702,283	3.0
109 to 120	670	11,737,513	3.3
121 to 132	2,223	40,117,293	11.3
133 to 144	1,199	27,584,750	7.8
145 to 156	861	24,720,260	7.0
157 to 168	670	21,540,426	6.1
169 to 180	624	20,221,146	5.7
181 to 192	512	20,103,430	5.7
193 to 204	366	14,750,543	4.2
205 to 216	333	14,740,481	4.2
217 to 228	218	10,237,146	2.9
229 to 240	197	11,562,970	3.3
241 to 252	126	6,592,691	1.9
253 to 264	100	5,327,514	1.5
265 to 276	81	5,807,844	1.6
277 to 288	78	5,006,273	1.4
289 to 300	177	13,946,730	3.9
301 to 312	354	29,410,661	8.3
313 to 324	14	1,687,952	0.5
325 to 336	21	1,561,166	0.4
337 to 348	7	685,641	0.2
349 to 360	38	5,245,825	1.5
361 and above	14	1,256,315	0.4

Total	17,296	$353,938,865	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.
2003-4
A-5

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	354	$8,843,617	2.5%
Forbearance	976	31,983,997	9.0
Repayment
First year in repayment	103	7,933,529	2.2
Second year in repayment	73	4,068,093	1.1
Third year in repayment	109	6,346,179	1.8
More than 3 years in repayment	15,681	294,763,451	83.3

Total	17,296	$353,938,865	100.0%

(1) Of the trust student loans in forbearance status, approximately 103 loans with an aggregate outstanding principal balance of $4,421,440, representing 1% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program.); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 147.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-4
A-6

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.3	-	201.1
Forbearance	-	4.0	208.2
Repayment	-	-	173.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $8,843,617 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $6,572,232 or approximately 74.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

2003-4
A-7

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	133	$2,775,572	0.8%
Alaska	21	348,216	0.1
Arizona	324	7,595,190	2.1
Arkansas	89	2,053,091	0.6
California	1,972	41,997,930	11.9
Colorado	258	4,762,667	1.3
Connecticut	271	5,289,768	1.5
Delaware	50	1,024,443	0.3
District of Columbia	63	1,152,609	0.3
Florida	1,164	28,496,201	8.1
Georgia	679	16,788,987	4.7
Hawaii	32	596,672	0.2
Idaho	56	1,070,259	0.3
Illinois	780	12,620,859	3.6
Indiana	228	3,611,513	1.0
Iowa	101	1,959,780	0.6
Kansas	269	5,153,241	1.5
Kentucky	91	1,640,375	0.5
Louisiana	527	10,866,264	3.1
Maine	56	1,298,621	0.4
Maryland	498	11,618,116	3.3
Massachusetts	572	7,823,966	2.2
Michigan	438	10,350,889	2.9
Minnesota	272	6,022,829	1.7
Mississippi	164	3,706,120	1.0
Missouri	401	8,552,806	2.4
Montana	27	413,780	0.1
Nebraska	35	628,405	0.2
Nevada	135	3,119,064	0.9
New Hampshire	71	1,488,721	0.4
New Jersey	451	8,961,233	2.5
New Mexico	74	2,429,522	0.7
New York	1,186	23,635,443	6.7
North Carolina	438	8,180,854	2.3
North Dakota	8	157,667	*
Ohio	55	1,243,845	0.4
Oklahoma	409	9,141,743	2.6
Oregon	309	6,413,253	1.8
Pennsylvania	580	10,357,994	2.9
Rhode Island	47	610,915	0.2
South Carolina	213	4,928,308	1.4
South Dakota	17	207,500	0.1
Tennessee	315	6,965,474	2.0
Texas	1,826	36,211,912	10.2
Utah	48	1,239,237	0.4
Vermont	26	350,243	0.1
Virginia	548	8,674,718	2.5
Washington	544	10,046,284	2.8
West Virginia	69	1,190,508	0.3
Wisconsin	195	4,879,934	1.4
Wyoming	14	201,508	0.1
Other	147	3,083,817	0.9

Total	17,296	$353,938,865	100.0%

* Represents a percentage greater than 0% but less than 0.05%.
2003-4
A-8

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
2003-4
A-9

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	8,130	$123,341,771	34.8%
Other Repayment Options(1)	6,633	127,711,892	36.1
Income-driven Repayment(2)	2,533	102,885,202	29.1
Total	17,296	$53,938,865	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans. (2) Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 178 loans with an aggregate outstanding principal balance of $8,608,440 currently in an interest-only period.  These interest-only loans represent approximately 2.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	8,596	$151,348,346	42.8%
Unsubsidized	8,700	202,590,519	57.2

Total	17,296	$353,938,865	100.0%

2003-4
A-10

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	32	$1,462,201	0.4%
October 1, 1993 through June 30, 2006	17,264	352,476,664	99.6
July 1, 2006 and later	0	0	0.0

Total	17,296	$353,938,865	100.0%

2003-4
A-11

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,561	$19,950,704	4.0%
College Assist	57	891,907	0.2
Educational Credit Management Corporation	1,056	25,803,134	5.2
Great Lakes Higher Education Corporation	739	17,669,414	3.5
Illinois Student Assistance Comm	973	19,281,155	3.9
Kentucky Higher Educ. Asst. Auth.	107	2,016,420	0.4
Lousiana Office Of Student Financial Asst	360	6,648,150	1.3
Michigan Guaranty Agency	463	10,520,121	2.1
New Jersey Higher Ed Student Assistance Authority	227	5,391,071	1.1
New York State Higher Ed Services Corp	1,194	25,855,716	5.2
Northwest Education Loan Association	789	14,435,504	2.9
United Student Aid Funds, Inc	9,734	245,154,734	49.0

Total	18,103	$499,959,036	100.0%

2003-4
A-12

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

ASCENDIUM EDUCATION SOLUTIONS, INC.
Ascendium Education Solutions, Inc. f/k/a Great Lakes Higher Education Guaranty Corporation (“Ascendium”) is a Wisconsin nonstock, nonprofit corporation, the sole member of which is Ascendium Education Group, Inc. f/k/a Great Lakes Higher Education Corporation (“Ascendium Education Group”).  Ascendium’s predecessor organization, Ascendium Education Group, was organized as a Wisconsin nonstock, nonprofit corporation and began guaranteeing student loans under the Higher Education Act in 1967.  Ascendium is the designated guaranty agency under the Higher Education Act for Wisconsin, Arkansas, Iowa, Minnesota, Montana, North Dakota, Ohio, South Dakota, Puerto Rico and the Virgin Islands.  On January 1, 2002, Ascendium Education Group (and Ascendium directly and through its support services agreement with Ascendium Education Group), outsourced certain aspects of its student loan program guaranty support operations to Great Lakes Educational Loan Services, Inc. (“GLELSI”).  Ascendium continues as the “guaranty agency” as defined in Section 435(j) of the Higher Education Act and continues its default aversion, claim purchase and compliance, collection support and federal reporting responsibilities as well as custody and responsibility for all revenues, expenses and assets related to that status.  The primary operations center for Ascendium Education Group and its affiliates (including Ascendium) is in Madison, Wisconsin, which includes operational staff offices for guaranty functions.  Ascendium also maintain offices in; Eagan, Minnesota; Aberdeen, South Dakota; and Indianapolis, Indiana. Ascendium will provide a copy of Ascendium Education Group’s most recent consolidated financial statements on receipt of a written request directed to 2501 International Lane, Madison, Wisconsin 53704, Attention: Chief Financial Officer.
United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  USAF (i) maintained facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan  programs; and (iii) served as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.
USAF was the sole member of the Northwest Education Loan Association (“NELA”), a guarantor serving the states of Washington, Idaho and the Northwest. Ascendium Education Group became a member of USAF effective January 1, 2017.
Effective as of December 31, 2018, NELA was dissolved, with its remaining assets going to its sole member, USAF.  Immediately thereafter, USAF was merged into Ascendium.  Thus, the portfolios previously held by USAF and NELA are now held by Ascendium.
The information in the following tables has been provided to the Issuer from reports provided by or to the United States Department of Education and has not been verified by the Issuer, Ascendium, or the initial purchasers.  No representation is made by the Issuer, Ascendium, or the initial purchasers as to the accuracy or completeness of this information.  Prospective investors may consult the United States Department of Education Data Books and Web sites http://www2.ed.gov/finaid/prof/resources/data/opeloanvol.html and

2003-4
A-13

http://www.fp.ed.gov/pubs.html for further information concerning Ascendium or any other guaranty agency.
Guaranty Volume.  Pursuant to the SAFRA Act, part of the Health Care and Education Reconciliation Act of 2010, Ascendium, the former USAF, and the former NELA ceased issuing new loan guarantees on June 30, 2010. The most recent year for which the United States Department of Education has issued guaranty volume information is 2009. Ascendium issued $7.0 billion in new loan guarantees in that year.
Reserve Ratio.  The reserve ratios for Ascendium, the former USAF and the former NELA are as follows:
The Ascendium Portfolio*

Following are Ascendium’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the federal fiscal years 2015 through 2019:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2015	1.05%
2016	1.37%
2017	1.80%
2018	2.21%
2019	0.64%

The United States Department of Education’s website at http://www.fp.ed.gov/pubs.html has posted reserve ratios for Ascendium for federal years, 2015, 2016, 2017, 2018 and 2019 of 0.608%, 0.827%, 1.000%, 1.480% and 4.9% respectively. Ascendium believes the Department of Education has not calculated the reserve ratio in accordance with the Act and the correct ratio should be 1.05%, 1.37%, 1.80% 2.21% and 0.64% respectively, as shown above and as explained in the following footnote.  On November 17, 2006, the United States Department of Education advised Ascendium that beginning in Federal Fiscal Year 2006 it will publish reserve ratios that include loan loss provision and deferred revenues.  Ascendium believes this change more closely approximates the statutory calculation. According to the United States Department of Education, available cash reserves may not always be an accurate barometer of a guarantor’s financial health.
The Former USAF Portfolio Now Held by Ascendium
Following are USAF’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for the federal fiscal years 2014 through 2018:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.277%
2015	0.251%

*  The percentages for 2015-2018 include only the Ascendium portfolio; the percentage for 2019 include the combined portfolios of Ascendium, USAF and NELA.

1  In accordance with Section 428(c)(9) of the Higher Education Act, does not include loans transferred from the former Higher Education Assistance Foundation, Northstar Guarantee Inc., Ohio Student Aid Commission or Puerto Rico Higher Education Assistance Corporation.  Student Loan Guarantee Foundation of Arkansas, Student Loans of North Dakota, Montana Guaranteed Student Loan Program, or designated states of Arizona, Hawaii, Idaho, Indiana, Kansas, Maryland, Mississippi, Nevada, Washington, Wyoming, and certain Pacific Trust Territories. (The minimum reserve fund ratio under the Higher Education Act is 0.25%.)
2003-4
A-14

2016	0.308%
2017	0.350%
2018	0.363%
The Former NELA Portfolio Now Held by Ascendium
Following are NELA’s reserve fund levels as calculated in accordance with 34 CFR 682.410(a)(10) for federal fiscal years 2014 through 2018:

Federal Fiscal Year	Federal Guaranty Reserve Fund Level[1]
2014	0.377%
2015	0.295%
2016	0.373%
2017	0.430%
2018	0.460%

Claims Rate. The claims rate for Ascendium, USAF and NELA are as follows:
The Ascendium Portfolio*
For the past five federal fiscal years, Ascendium’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all Ascendium’s claims.  The actual claims rates for federal fiscal years 2015 through 2019 are as follows:

Federal Fiscal Year	Claims Rate
2015	0.96%
2016	1.00%
2017	0.35%
2018 2019	0.35% 2.00%
The Former USAF Portfolio Now Held by Ascendium
For the past five federal fiscal years, USAF’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all USAF’s claims.  The actual claims rates for federal fiscal years 2014 through 2018 are as follows:

Federal Fiscal Year	Claims Rate
2014	4.73%
2015	4.71%
2016	0.60%
2017	0.67%
2018	2.15%

As a result of various statutory and regulatory changes over the past several years, historical rates may not be an accurate indicator of current delinquency or default trends or future claims rates.
2003-4
A-15

The Former NELA Portfolio Now Held by Ascendium
For the past five federal fiscal years, NELA’s claims rate has not exceeded 5%, and, as a result, the highest allowable reinsurance has been paid on all NELA’s claims.  The actual claims rates for federal fiscal years 2014 through 2018 are as follows:

Federal Fiscal Year	Claims Rate
2014	1.37%
2015	0.60%
2016	1.31%
2017	0.63%
2018	1.52%

2003-4
A-16